Exhibit 10.1
SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of May 15, 2026 by and among HEALTHCARE REALTY HOLDINGS, L.P., a limited partnership formed under the laws of Delaware (the “Borrower”), HEALTHCARE REALTY TRUST INCORPORATED, a corporation formed under the laws of Maryland (“Parent”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 25, 2025 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”); and

WHEREAS, the Borrower, Parent, the Required Lenders and the Administrative Agent desire to amend certain provisions of the Existing Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Upon the satisfaction of each of the conditions set forth in Section 2 of this Amendment, the parties hereto agree that the Existing Credit Agreement is amended as follows:

(a) The Existing Credit Agreement is amended by restating Section 6.10(e) thereof in its entirety as follows:
“(e)(i) publicly issued or privately placed Funded Debt of the Borrower issued or placed after the Closing Date; or (ii) Convertible Indebtedness;”
(b) The Existing Credit Agreement is amended by restating the second sentence of Section 2.02(b) thereof in its entirety as follows:

“Each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 2:00 p.m., on the Business Day specified in the applicable Loan Notice.”

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:
(a) a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and Lenders comprising the “Required Lenders” under the Existing Credit Agreement;
(b) such other documents, instruments and agreements as the Administrative Agent may reasonably request; and
(c) evidence that all fees and expenses due and payable to the Administrative Agent, any of the Lenders and any of their respective Affiliates, required to be paid on the effective date of this Amendment, have been paid.

Exhibit 10.1
Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a) Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended by this Amendment are within the partnership power of the Borrower, have been duly authorized by all necessary partnership action, require no action by or in respect of, or filing with, any governmental body, agency or official or other Person (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organization Documents of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower other than Liens created pursuant to the Credit Documents.

(b) Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Credit Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.
Section 5. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Credit Document.
Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).

Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a

Exhibit 10.1
waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. No Novation. THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND THE TERMS OF THE EXISTING CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE EXISTING CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS (AS DEFINED IN THE EXISTING CREDIT AGREEMENT).

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Existing Credit Agreement.

[Signatures on Next Page]

Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written.

HEALTHCARE REALTY HOLDINGS, L.P.

By: Healthcare Realty Trust Incorporated, its General Partner

By: /s/ Daniel Gabbay_______________
Name: Daniel Gabbay
Title: Executive Vice President and Chief Financial Officer

HEALTHCARE REALTY TRUST INCORPORATED

By: /s/ Daniel Gabbay_______________
Name: Daniel Gabbay
Title: Executive Vice President and Chief Financial Officer

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Administrative Agent, an L/C Issuer and a Lender

By: /s/ Brendan Magrady__________________
Name: Brendan Magrady
Title: Executive Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

JPMORGAN CHASE BANK, N.A., as an L/C Issuer and a
Lender

By: : /s/ Jason Baeten__________________
Name: Jason Baeten
Title: Executive Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew T. White__________________
Name: Andrew T. White
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Germaine R. Korhone__________________
Name: Germaine R. Korhone
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Robb Gass__________________
Name: Robb Gass
Title: Managing Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

SCOTIA FINANCING (USA) LLC, as a Lender

By: /s/ Michelle Phillips__________________
Name: Michelle Phillips
Title: President & CEO

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Grant Griffith__________________
Name: Grant Griffith
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a
Lender

By: /s/ Michael P. Perillo__________________
Name: Michael P. Perillo
Title: Managing Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

TRUIST BANK, as a Lender

By: /s/ Tim Conway__________________
Name: Tim Conway
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

MIZUHO BANK, LTD., as a Lender

By: /s/ Donna DeMagistris__________________
Name: Donna DeMagistris
Title: Managing Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

REGIONS BANK, as a Lender

By: /s/ Nicholas Frerman__________________
Name: Nicholas Frerman
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

MUFG BANK, LTD., as a Lender

By: /s/ Andrew Moore__________________
Name: Andrew Moore
Title: Authorized Signatory

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

BARCLAYS BANK PLC, as a Lender

By: /s/ Charlene Saldanha__________________
Name: Charlene Saldanha
Title: Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Gretell Merlo__________________
Name: Gretell Merlo
Title: Authorized Signatory

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as a Lender

By: /s/ Jill Wong__________________
Name: Jill Wong
Title: Director

By: /s/ Gordon Yip________________________
Name: Gordon Yip
Title: Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

FIRST HORIZON BANK, as a Lender

By: /s/ Stephen Taylor__________________
Name: Stephen Taylor
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a
Lender

By: /s/ Mitchell Vega__________________
Name: Mitchell Vega
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

HANCOCK WHITNEY BANK, as a Lender

By: /s/ James Erwin__________________
Name: James Erwin
Title: SVP

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

PINNACLE BANK, A TENNESSEE BANK, as a Lender

By: /s/ Todd Carter__________________
Name: Todd Carter
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

BANCO DE SABADELL, S.A., MIAMI BRANCH, as a Lender

By: /s/ Enrique Castillo__________________
Name: Enrique Castillo
Title: Head of Corporate Banking

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

RENASANT BANK, as a Lender

By: /s/ Nathan Keller__________________
Name: Nathan Keller
Title: Senior Managing Director